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                                                                  Exhibit 99.1


                                   PROXY

                               STAPLES, INC.

            PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                             ON AUGUST 27, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                               OF THE COMPANY


     The undersigned, revoking all prior proxies, hereby appoint(s) Thomas G. Sternberg, John J. Mahoney and Jack A. VanWoerkom, and each of them, with full power of substitition, as proxies to represent and vote, as designated herein, all shares of Common Stock of Staples, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Coompany to be held at Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, at 2:00 p.m., local time, and at any adjournment thereof.

     In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR the election of Directors, and FOR Proposals 2, 3 and 4. Attendance of the undersigned at the meeting or any adjournments thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or affirmatively indicate the intent to vote in person.


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SEE REVERSE     CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE     SEE REVERSE
   SIDE                                                               SIDE
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                                                   Please mark
                                                   your votes as   |X|
                                                   indicated in
                                                   this example

1. To elect four Class 1 Directors for a three-year term expiring at the 2004 Annual Meeting of Stockholders.

   Nominees: 01 Arthur M. Blank, 02 James L. Moody, Jr., 03 Martin Trust, 04 Paul F. Walsh

          FOR                              WITHHELD
          ALL      | |                     FROM ALL      | |
        NOMINEES                           NOMINEES


---------------------------------------------------------
For all nominees except as noted above

MARK HERE FOR                          MARK HERE IF YOU
ADDRESS CHANGE     | |                 PLAN TO ATTEND       | |
AND NOTE BELOW                         THE MEETING

                                                      FOR    AGAINST   ABSTAIN
2. To approve an amendment to the Company's
   Certificate of Incorporation.                      | |      | |       | |

3. To approve an amendment to the Company's
   Amended and Restated 1992 Equity                   | |      | |       | |
   Incentive Plan.

4. To ratify the selection of Ernst & Young LLP
   as the Company's independent auditors for          | |      | |       | |
   the current fiscal year.

Please disregard if you have previously provided your consent decision.

By checking the box to the right, I consent to future delivery of annual reports, proxy statments, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may
incur in printing documents will be my responsibility.                   | |


SIGNATURE_______________________SIGNATURE_____________________ DATE___________

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT OWNERS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE TITLE AS SUCH. IF A CORPORATION OR A PARTNERSHIP, PLEASE SIGN BY AUTHORIZED PERSON.
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                             FOLD AND DETACH HERE


                     VOTE BY INTERNET OR TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

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                                   INTERNET
                        http://www.proxyvoting.com/SPLS

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.
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                                     or

                                  TELEPHONE
                               1-800-840-1208

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below and then follow the directions given.
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                                     or

                                    MAIL

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
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             IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
               YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

YOU CAN VIEW THE PROXY STATEMENT AND ANNUAL REPORT ON THE INTERNET AT: www.streetlink.com/spls/proxy/nps_2001.pdf www.streetlink.com/spls/proxy/ar_2001.pdf

PROXIES SUBMITTED IN THE ANNUAL MEETING PREVIOUSLY SCHEDULED IN JUNE 11, 2001 WILL NOT BE COUNTED FOR ANY PURPOSE AT THE AUGUST 27, 2001 ANNUAL MEETING. THEREFORE, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY, OVER THE INTERNET BY TELEPHONE OR MAIL, IT IS IMPORTANT THAT YOU VOTE.